EXHIBIT 99.2

F-i

Inland American Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

June 30, 2007

(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions had occurred on June 30, 2007.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at June 30, 2007, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the properties expected to be purchased in the Bradley Portfolio, Wickes Furniture, Washington Park Plaza, Lakeport Commons, Gravois Dillon-Phase III, Inland American Communities, 14th Street - Birmingham, Persis National Portfolio, Penn Park, Streets of Cranberry, Forest Plaza, High Ridge Park I & II, Hilton University of Florida Hotel & Convention Center-Gainesville, Bristol Canyon Apartments, Seven Palms Apartments, Atlas Cold Storage and the Company’s acquisition of Apple Hospitality Five, Inc. and Winston Hotels.  The Company considers the properties expected to be purchased in the Bradley Portfolio, Penn Park, Lakeport Commons, Streets of Cranberry, Forest Plaza, High Ridge Park I & II, Hilton University of Florida Hotel & Convention Center-Gainesville, Atlas Cold Storage and the company acquisition of Apple Hospitality Five, Inc. to be probable under Rules 3-05 and 3-14 of Regulation S-X.

Inland American Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

June 30, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

	Historical	Other Pro Forma	Winston Hotels Historical	Winston Hotels Merger Adjustments		Apple Historical	Apple Adjustments
	(A)	Adjustments	(D)	(E)	Subtotal	(B)	(C)	Pro Forma
Assets
Net investment properties (F) (H) (L) (V) (Z)	$3,503,297	643,183	421,784	269,834	4,838,098	393,469	222,566	5,454,133
Assets held for sale	—	—	6,000	5,000	11,000	—	—	11,000
Cash and cash equivalents (M) (S) (W)	914,231	(177,008)	70,527	(1,968)	805,782	64	(621,516)	184,330
Restricted cash (Z)	12,992	—	—	—	12,992	5,559	(565)	17,986
Restricted escrows (M)	593,949	(3,938)	—	(595,995)	(5,984)	—	—	(5,984)
Investment in marketable securities (O)	323,885	—	—	(12,110)	311,775	—	—	311,775
Investment in unconsolidated joint ventures (R) (U) (Y)	149,620	48,823	3,938	63,230	265,611	—	—	265,611
Accounts and rents receivable, net	28,030	—	2,258	—	30,288	7,017	—	37,305
Notes receivable (K) (U)	239,915	769	15,966	—	256,650	—	—	256,650
Due from related parties	—	—	—	—	—	—	—	—
Acquired in-place lease intangibles and customer relationship value (net of accumulated amortization)(F) (H)	301,024	45,425	—	—	346,449	—	—	346,449
Acquired above market lease intangibles (net of accumulated amortization) (F) (H)	11,807	—	—	—	11,807	—	—	11,807
Loan fees, leasing fees and loan fee deposits (net of accumulated amortization) (AA)	20,702	(1,509)	—	—	19,193	—	—	19,193
Other assets (J) (P)	11,647	(1,674)	34,579	(5,296)	39,256	435	—	39,691

Total assets	$6,111,099	554,071	555,052	(277,305)	6,942,917	406,544	(399,515)	6,949,946
Liabilities and Stockholders’ Equity
Mortgages and notes payable (F) (U)	1,759,325	226,922	235,721	—	2,221,968	4,715	—	2,226,683
Accounts payable (Z)	4,208	—	26,637	—	30,845	2,329	(15)	33,159
Accrued offering costs	3,789	—	—	—	3,789	—	—	3,789
Accrued interest payable	945	—	—	—	945	—	—	945
Tenant improvement payable	2,481	—	—	—	2,481	—	—	2,481
Accrued real estate taxes	17,019	—	—	—	17,019	—	—	17,019
Distributions payable (T)	21,881	—	1,840	(1,840)	21,881	—	—	21,881
Security deposits	2,905	—	—	—	2,905	—	—	2,905
Prepaid rental income and recovery income and other liabilities	21,015	—	—	—	21,015	—	—	21015
Acquired below market lease intangibles (net of accumulated amortization) (F) (H)	39,161	—	—	—	39,161	—	—	39,161
Restricted cash liability	12,992	—	—	—	12,992	—	—	12,992
Other financings (Q)	55,081	4,566	—	—	59,647	—	—	59,647
Due to related parties	2,789	—	—	—	2,789	—	—	2,789
Deferred income tax	1,506	—	—	—	1,506	—	—	1,506

Total liabilities	1,945,097	231,488	264,198	(1,840)	2,438,943	7,044	(15)	2,445,972

Inland American Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

June 30, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

	Historical	Other Pro Forma	Winston Hotels Historical	Winston Hotels Merger Adjustments		Apple Historical	Apple Adjustments
	(A)	Adjustments	(D)	(E)	Subtotal	(B)	(C)	Pro Forma

Minority interests	287,338	—	16,207	—	303,545	—	—	303,545
Preferred stock (N) (X)	—	—	37	(37)	—	32,006	(32,006)	—
Common stock (G) (N)	444	35	294	(294)	479	—	—	479
Additional paid-in capital (net of offering costs for pro forma) (G) (N) (X)	3,970,440	322,548	352,713	(352,713)	4,292,988	443,666	(443,666)	4,292,988
Accumulated distributions in excess of net income (I) (N) (X)	(95,331)	—	(78,397)	78,397	(95,331)	(76,172)	76,172	(95,331)
Accumulated other comprehensive income (O)	3,111	—	—	(818)	2,293	—	—	2,293
Total stockholders’ equity	3,878,664	322,583	274,647	(275,465)	4,200,429	399,500	(399,500)	4,200,429
Total liabilities and stockholders’ equity	$6,111,099	554,071	555,052	(277,305)	6,942,917	406,544	(399,515)	6,949,946

See accompanying notes to pro forma consolidated balance sheet.

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

June 30, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(A)        The historical column represents the Company’s Consolidated Balance Sheet as of June 30, 2007 as filed with the Securities Exchange Commission on Form 10-Q.

(B)         The Apple Historical column represents Apple Hospitality Five, Inc.’s Consolidated Balance Sheet as of June 30, 2007 as filed with the Securities Exchange Commission on Form 10-Q.

(C)         Represents adjustments to record the merger of Apple Hospitality Five, Inc.

(D)         The Winston Hotels Historical column represents Winston Hotels Consolidated Balance Sheet as of June 30, 2007.

(E)         Represents adjustments to record the merger of Winston Hotels.

(F)         The pro forma adjustments reflect the acquisition or anticipated acquisition of the following properties by the Company and its consolidated joint ventures. The Company is obligated under earnout agreements to pay for certain tenant space in its existing properties after the tenant moves into its space and begins paying rent. The mortgages payable represent mortgages obtained from a third party.  No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant.

	Acquisition	Mortgage
	Price	Payable
Purchases
Bradley Portfolio	$91,961	$74,013
Wickes Furniture	10,486	5,767
Washington Park Plaza	43,500	30,600
Persis National Portfolio	37,474	—
Penn Park	40,000	31,000
Lakeport Commons	55,834	—
Inland American Communities	40,800	—
14th Street - Birmingham	30,000	—
Street of Cranberry	35,400	—
Gravois Dillon-Phase III	2,283	—
Forest Plaza	18,600	—
High Ridge Park I & II	12,400	8,700
Hilton University of Florida Hotel & Convention Center-Gainesville	50,000	—
Bristol Canyon Apartments	19,600	—
Atlas Cold Storage	170,670	—
Seven Palms Apartments	29,600
Villages at Kitty Hawk	—	11,550
AT&T - Cleveland	—	29,242
Pavilions at Hartman Heritage	—	23,450
Lord Salisbury Center	—	12,600
Total	$688,608	226,922

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

June 30, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

Allocation of net investments in properties :

Land	$162,662
Building and improvements	480,521
Acquired in-place lease intangibles and customer relationship value	45,425
Acquired above market lease intangibles	—
Acquired below market lease intangibles	—
Total	$688,608

Allocations are preliminary and subject to change.

(G)                           Additional offering proceeds of $365,263, net of additional offering costs of $42,680 are reflected as received as of June 30, 2007 based on offering proceeds actually received as of September 15, 2007. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(H)                          Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in-place leases and the property valued as if vacant.  The value of the acquired intangibles values will be amortized over the lease term.  Allocations are preliminary and subject to change.

(I)                               No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised by the Company.

(J)                              Change in Other assets of $(1,674) represents advance purchase deposits applied to the purchase price of properties purchased as described in (F).

(K)                          The pro forma adjustments to notes receivable consist of additional funding on existing installment notes from unrelated parties totaling $769.

(L)                            The $269,834 adjustment represents the purchase of approximately $421,784 of Winston’s real estate assets plus the difference between the historical cost of Winston’s real estate assets and the estimated fair market value. To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill and amounts are subject to change based on final valuation of the real estate acquired and purchase price allocation.

(M)                       The $597,963 adjustment represents the cash paid to Winston for distribution to its shareholders in accordance with the definitive merger agreement including $15.00 per common stock share, $25.38 per share for Series B preferred stock plus accrued dividends and approximately $65,000 in transaction costs, of which approximately $20,000 will be paid to a related party of the Company.

(N)                          Elimination of Winston equity accounts consistent with the purchase method of accounting.

(O)                          Represents the elimination of Winston common and preferred stock (and the related unrealized gain included in accumulated other comprehensive income) owned by the Company that was redeemed as part of the definitive merger agreement.

(P)                            Write off of Winston’s deferred financing and franchise costs which are not assigned any value in the allocation of the merger acquisition cost.

(Q)                          IARETI has ownership interests in LLC’s which own the eight shopping centers in the Ahold Portfolio, Stop N Shop Hyde Park, Parkway Centre North and The Market at Hamilton.  These entities are considered VIE’s and IARETI is considered the primary beneficiary, therefore, these entities are consolidated.  Since the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLC’s are treated as 100% owned subsidiary by IARETI with the amount due the outside owners reflected as a financing and included within other financings.  Interest expense is recorded on the liability in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements.

(R)                           Adjustment to Investment in unconsolidated joint ventures consists of additional funding to the Lauth Investment Properties, LLC joint venture, the Cobalt Industrial REIT II joint venture, and the D.R. Stephens Institutional Fund, LLC joint venture.

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

June 30, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(S)                            Pro forma cash proceeds of $(177,008) represent the aggregate cash proceeds received from the issuance of equity and mortgage financings through September 15, 2007 less the proforma net acquisition price of investments in real estate and other ventures.

(T)                           Represents accrued dividends that will be paid to Winston shareholders in accordance with the definitive merger agreement.

(U)                          The valuations of the acquired Winston investment in unconsolidated joint ventures, notes receivable and mortgages and notes payable are assumed to be at fair value for purposes of purchase price allocation.  This allocation is preliminary and subject to change.

(V)                           The $222,566 adjustment represents the purchase of approximately $393,469 of Apple’s real estate assets, less real estate assets sold in the amount of $87,500 subsequent to June 30, 2007, plus the difference between the historical cost of Apple’s real estate assets and the estimated fair market value. To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill and amounts are subject to change based on final valuation of the real estate acquired and purchase price allocation.

(W)                      Pro forma cash adjustment of $(621,516) represents cash paid to Apple for distribution to its shareholders in accordance with the definitive merger agreement including $14.05 per common stock unit and transaction costs of approximately $30,000.

(X)                          Elimination of Apple equity accounts consistent with the purchase method of accounting.

(Y)                           The $63,230 adjustment represents joint ventures entered into by Winston subsequent to June 30, 2007.

(Z)                           Elimination of net investment properties, restricted escrows and accounts payable for property sold subsequent to June 30, 2007.

(AA)               Change in loan fees, leasing fees and loan fee deposits (net of accumulated amortization) of $(1,509) represents loan fee deposits applied to the mortgage debt financing as described in (F).

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2007

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations and the company acquisitions of Apple Hospitality Five, Inc. and Winston Hotels as though they occurred on January 1, 2006 or the date significant operations commenced. Pro Forma adjustments have been made for Washington Park Plaza, Worldgate Plaza, Persis National Portfolio, Penn Park, Lakeport Commons, Forest Plaza, High Ridge Park I & II, Hilton University of Florida Hotel & Convention Center-Gainesville, Bristol Canyon Apartments, Seven Palms Apartments, Atlas Cold Storage, the Company’s acquisition of Apple Hospitality Five, Inc. and Winston Hotels, the properties expected to be purchased in the Bradley Portfolio, and for properties purchased during the first and second quarters of 2007.  The Company considers the properties expected to be purchased in the Bradley Portfolio, Lakeport Commons, Streets of Cranberry, Forest Plaza, High Ridge Park I & II, Hilton University of Florida Hotel & Convention Center-Gainesville, Atlas Cold Storage, Penn Park and the company acquisition of Apple Hospitality Five, Inc. as probable under Rules 3-05 and 3-14 of Regulation S-X.  No pro forma adjustments were made for Parkway Centre North Outlot Building B, Wickes Furniture, Lakewood Phase II, Spring Town Center III, Inland American Communities, 14th Street-Birmingham, Streets of Cranberry, Gravois Dillon Phase III and Legacy Crossing as the properties were completed in 2007 and there were no significant operations prior to the Company’s acquisition.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the six months ended June 30, 2007, nor does it purport to represent our future results of operations.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2007 (unaudited)

(Amounts in thousands, except per share amounts)

				Winston
			Winston	Hotels			Apple
		Pro Forma	Hotels	Merger		Apple	Merger
	Historical	Adjustments	Historical	Adjustments		Historical	Adjustments
	(A)	(B)	(E)	(F)	Subtotal	(C)	(D)	Pro Forma
Rental income (H)	$115,117	50,208	—	—	165,325	—	—	165,325
Tenant recovery income	25,704	8,506	—	—	34,210	—	—	34,210
Other property income	8,940	—	—	—	8,940	—	—	8,940
Hotel operating income (Q)	—	7,600	95,422	—	103,022	68,956	(8,331)	163,647

Total income	149,761	66,314	95,422	—	311,497	68,956	(8,331)	372,122

General and administrative expenses (Q)	7,588	—	17,026	—	24,614	1,372	(50)	25,936
Property operating expenses (K)	24,423	13,969	—	—	38,392	—	—	38,392
Hotel operating expense (Q)	—	5,096	60,285	—	65,381	40,460	(4,852)	100,989
Real estate taxes	15,217	—	—	—	15,217	—	—	15,217
Depreciation and amortization (H) (I) (P)	62,914	22,865	12,372	3,791	101,942	6,811	5,407	114,160
Business manager management fee (G)	4,500	—	—	—	4,500	—	—	4,500

Total expenses	114,642	41,930	89,683	3,791	250,046	48,643	505	299,194

Operating income (loss)	35,119	24,384	5,739	(3,791)	61,451	20,313	(8,836)	72,928

Loss on extinguishment of debt	—	—	(3,882)	—	(3,882)	—	—	(3,882)
Loss on sale of note receivable			(5,322)		(5,322)	—		(5,322)
Interest and dividend income (O)	37,973	—	3,061	—	41,034	—	—	41,034
Other income	459	—	—	—	459	—	—	459
Interest expense (L) (M)	(38,901)	(12,855)	(7,449)	—	(59,205)	(203)	—	(59,408)
Preferred share expense (R)	—	—	—	—	—	(31,982)	31,982	—
Equity in earnings of unconsolidated entities	751	—	1,384	—	2,135	—	—	2,135
Fee income from unconsolidated joint ventures	—	—	127	—	127	—	—	127
Realized gain on securities (N)	5,153	—	—	(248)	4,905	—	—	4,905

Income (loss) before income tax and minority interest	40,554	11,529	(6,342)	(4,039)	41,702	(11,872)	23,146	52,976

Income tax expense	(618)	—	(979)	—	(1,597)	—	—	(1,597)
Minority interest	(4,794)	(49)	(114)	—	(4,957)	—	—	(4,957)

Net income (loss) applicable to common shareholders	$35,142	11,480	(7,435)	(4,039)	35,148	(11,872)	23,146	46,422

Weighted average number of shares of common stock outstanding, basic and diluted (J)	292,778,653							479,026,131

Net income per share, basic and diluted (J)	.12							.09

See accompanying notes to pro forma consolidated statement of operations.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2007

(unaudited)

(A)   The historical information represents the consolidated historical statement of operations of the Company for the six months ended June 30, 2007 as filed with the Securities Exchange Commission.

(B)     Total pro forma adjustments for acquisitions consummated as of September 15, 2007 are as though the properties were acquired January 1, 2006. No pro forma adjustments were made for Parkway Centre North Outlot B, Wickes Furniture, Lakewood Phase II, Spring Town Center III, Gravois Dillon Phase III, Inland American Communities, 14th Street-Birmingham, Streets of Cranberry and Legacy Crossing as the properties were completed in 2007 and there were no significant operations prior to the Company’s acquisition.

Unaudited combined gross income and direct operating expenses presented from January 1, 2006 through the date of acquisition is based on information provided by the Seller for the following properties:

Bradley Portfolio	Pavilions at Hartman Heritage	Worldgate Plaza
ProLogis Properties	Villages at Kitty Hawk	Shops at Riverstone
Shallotte Commons	Northwest Marketplace	Schneider Electric
Six Pines Properties	Lakeport Commons Shopping Center	Market at Hamilton
The Landings at Clear Lake	Citizens Portfolio	Chesapeake Commons
Gravois Dillon	Washington Park Plaza	Crossroads at Chesapeake
Fields Apartment Homes	AT&T – Cleveland	Waterford Place at Shadow
Middleburg Crossing	Lord Salisbury Center	Creek Ranch Apartments
Penn Park	Persis National Portfolio	High Ridge Park I & II
Bristol Canyon Apartments	Forest Plaza	Hilton University of Florida Hotel &
Atlas Cold Storage	Seven Palms Apartments	Convention Center-Gainesville

(C)     The historical information represents the consolidated historical statement of operations of Apple Hospitality Five, Inc. for the six months ended June 30, 2007 as filed with the Securities Exchange Commission.

(D)    Represents adjustments to record the merger of Apple Hospitality Five, Inc.

(E)      The historical information represents the consolidated historical statement of operations income (loss) from continuing operations of Winston Hotels for the six months ended June 30, 2007.

(F)      Represents adjustments to record the merger of Winston Hotels.

(G)     No pro forma adjustment has been made related to the business manager management fee as it is assumed that a greater fee would not have been paid as a result of the purchase of these additional properties.

(H)    Buildings and improvements will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for building and improvements, 15 years for site improvements and 5 years for furniture, fixtures, and equipment.  That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

(I)         To reflect depreciation expense for Winston acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$691,618
Less: Non-depreciable real estate assets	(65,637)
Depreciable real estate assets	$625,981

Depreciation expense for six months	$16,163
Less: Depreciation recorded by Winston	(12,372)
Depreciation expense adjustment	$3,791

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2007

(unaudited)

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill.

(J)        The pro forma weighted average shares of common stock outstanding for the six months ended June 30, 2007 was calculated assuming all shares sold to purchase each of the properties were issued on January 1, 2006.

(K)    Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.  For the six months ended June 30, 2007, pro forma property operating expenses included management fees of $2,984.

(L)      IARETI has ownership interests in LLC’s which own the eight shopping centers in the Ahold Portfolio, Stop N Shop Hyde, Parkway Centre North, The Market at Hamilton and Streets of Cranberry.  These entities are considered VIE’s and IARETI is considered the primary beneficiary, therefore, these entities are consolidated.  Since the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLC’s are treated as 100% owned subsidiary by IARETI with the amount due the outside owners reflected as a financing and included within other financings.  Interest expense is recorded on the liability in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements.  For the six months ended June 30, 2007, the pro forma interest expense included other financing interest expense of $4.

(M)    The pro forma adjustments relating to interest expense were based on the following debt terms:

	Principal	Interest	Maturity
	Balance	Rate	Date
Bradley Portfolio (1)	34,479	5.9480%	07/01/2017
Bradley Portfolio (2)	10,500	5.6600%	11/01/2025
Bradley Portfolio (3)	39,534	5.5400%	01/01/2013
ProLogis Properties	32,450	5.5200%	06/01/2017
Shallotte Commons	6,078	5.7650%	06/01/2012
Washington Park Plaza	30,600	5.9200%	05/11/2016
Chesapeake Commons	8,900	5.3810%	06/01/2012
Crossroads at Chesapeake	11,200	5.4050%	06/01/2012
Fields Apartment Homes	18,700	5.3229%	06/01/2017
Schneider Electric	11,000	5.7610%	06/01/2012
Six Pines Properties	158,500	5.4100%	06/01/2017
Market at Hamilton	7,893	5.7700%	06/01/2012
Gravois Dillon	12,630	5.4950%	07/01/2017
Worldgate Plaza	59,950	5.5240%	07/01/2017
C&S Portfolio	82,500	5.4809%	04/01/2037
State Street Plaza	10,450	5.6230%	03/11/2012
Northwest Plaza	19,965	5.5570%	07/01/2017
Pavilions at Hartman Heritage	23,450	5.5950%	07/01/2017
Waterford Place at Shadow Creek Ranch Apartments	16,500	5.5100%	07/11/2017
Penn Park	31,000	5.8800%	01/02/2017
Forest Plaza	8,700	5.6200%	05/01/2015
Villages of Kitty Hawk	11,550	5.6860%	09/01/2017
AT&T - Cleveland	29,242	6.1300%	08/11/2037
Lord Salisbury Center	12,600	5.4460%	09/01/2017

(N)       Represents the elimination of realized gain on Winston common stock sold by the Company.

(O)       No pro forma adjustment has been made to interest income for the notes receivable additions.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2007
(unaudited)

(P)      To reflect depreciation expense for Apple acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$616,035
Less: Non-depreciable real estate assets	(92,405)
Depreciable real estate assets	$523,630

Depreciation expense for six months	$12,218
Less: Depreciation recorded by Apple	(6,811)
Depreciation expense adjustment	$5,407

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill.

(Q)    Pro forma adjustments represent operations, distributed proceeds from the sale and reduction in Apple’s advisory fee for the property sold subsequent to June 30, 2007.

(R)     The adjustment of $31,982 represents the elimination of the Series B preferred share expense.  The Series B preferred shareholders were paid off prior to the Company’s acquisition.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations and the Company acquisition of Apple Hospitality Five, Inc. and Winston Hotels as though they occurred on January 1, 2006 or the date significant operations commenced. Pro Forma adjustments have been made for the Bradley Portfolio, Washington Park Plaza, Forest Plaza, High Ridge Park I & II, Hilton University of Florida Hotel & Convention Center-Gainesville, Persis National Portfolio, Penn Park, Lakeport Commons, Bristol Canyon Apartments, Seven Palms Apartments, Atlas Cold Storage, the Company’s acquisition of Apple Hospitality Five, Inc. and Winston Hotels and for properties purchased during 2006 and the first and second quarter of 2007.  The Company considers the properties expected to be purchased in the Bradley Portfolio, Lakeport Commons Shopping Center, High Ridge Park I & II, Forest Plaza, Penn Park, Atlas Cold Storage and the company acquisition of Apple Hospitality Five, Inc. as probable under Rules 3-05 and 3-14 of Regulation S-X.  No pro forma adjustments were made for Brooks Corner, The Plaza at Eagle’s Landing, Parkway Centre North I, Parkway Centre North — Outlot Building B, The Shops at Sherman Plaza, New Forest Crossing II, Wickes Furniture, Spring Town Center III, Legacy Crossing, Gravois Dillon-Phase III, Inland American Communities, 14th Street-Birmingham, Streets of Cranberry, or Lakewood Phase II as the properties were completed in 2006 or 2007 and there were no significant operations prior to the Company’s acquisition.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2006, nor does it purport to represent our future results of operations.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006 (unaudited)
(Amounts in thousands, except per share amounts)

					Winston
				Winston	Hotels			Apple
		Pro Forma	Pro Forma	Hotels	Merger		Apple	Merger
	Historical	Adjustments	Adjustments	Historical	Adjustments		Historical	Adjustments
	(A)	(B)	(C)	(F)	(G)	Subtotal	(D)	(E)	Pro Forma
Rental income (I)	$98,419	49,251	155,392	—	—	303,062	—	—	303,062
Tenant recovery income	21,547	12,397	31,177	—	—	65,121	—	—	65,121
Other property income	3,236	—	—	—	—	3,236	—	—	3,236
Hotel operating income (Q)	—	—	15,048	165,883	—	180,931	125,369	(14,830)	291,470

Total income	123,202	61,648	201,617	165,883	—	552,350	125,369	(14,830)	662,889

General and administrative expenses (Q)	7,613	—	—	11,343	—	18,956	3,274	(200)	22,030
Business manager management fee (H)	2,400	—	—	—	—	2,400	—	—	2,400
Property operating expenses (L)	20,951	19,834	42,396	—	—	83,181	—	—	83,181
Hotel operating expenses (Q)	—	—	10,090	99,206	—	109,296	75,607	(10,938)	173,965
Real estate taxes	11,840		—	7,016	—	18,856	—	—	18,856
Depreciation and amortization (I) (J) (P)	49,681	25,682	75,684	22,056	10,270	183,373	12,856	11,580	207,809

Total expenses	92,485	45,516	128,170	139,621	10,270	416,062	91,737	442	508,241

Operating income (loss)	30,717	16,132	73,447	26,262	(10,270)	136,288	33,632	(15,272)	154,648

Loss on extinguishment of debt	—	—	—	(3,961)	—	(3,961)	—	—	(3,961)
Interest, dividend and other income (O)	23,289	—	—	8,694	—	31,983	185	—	32,168
Other expense	(28)	—	—	—	—	(28)	241	—	213
Interest expense (M) (N)	(31,553)	(16,909)	(52,282)	(17,553)	—	(118,297)	(292)	—	(118,589)
Equity in earnings of unconsolidated entities	13	—	—	86	—	99	—	—	99
Fee income from unconsolidated joint ventures	—	—		227	—	227	—	—	227
Realized gain on securities	4,096	—	—	—	—	4,096	—	—	4,096

Net income (loss) before income taxes and minority interest	26,534	(777)	21,165	13,755	(10,270)	50,407	33,766	(15,272)	68,901

Income tax expense	(1,393)	—	—	(1,890)	—	(3,283)	—	—	(3,283)
Minority interest	(24,010)	—	(1,326)	(733)	—	(26,069)	—	—	(26,069)

Net income (loss) applicable to common shareholders	$1,131	(777)	19,839	11,132	(10,270)	21,055	33,766	(15,272)	39,549

Weighted average number of shares of common stock outstanding, basic and diluted (K)	68,374,630								479,026,131

Net income per share, basic and diluted (K)	.02								.08

See accompanying notes to pro forma consolidated statement of operations.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006
(unaudited)

(A)   The historical information represents the consolidated historical statement of operations of the Company for the year ended December 31, 2006 as filed with the Securities Exchange Commission.

(B)     Total pro forma adjustments for expected acquisitions and acquisitions consummated as of September 15, 2007 by the Company and its consolidated joint ventures are as though the properties were acquired January 1, 2006.

Audited combined gross income and direct operating expenses as prepared in accordance with Rule 3-14 of Regulation S-X for the following properties:

Shops at Riverstone	Pavilions at Hartman Heritage
Six Pines Properties	ProLogis Properties
Worldgate Plaza	Waterford Place at Shadow Creek Ranch
Lakeport Commons	Fields Apartment Homes
Persis National Portfolio	Penn Park

(C)     Total pro forma adjustments for acquisitions consummated as of September 15, 2007 are as though the properties were acquired January 1, 2006. No pro forma adjustments were made for Brooks Corner, The Plaza at Eagle’s Landing, Parkway Centre North I, Parkway Centre North – Outlot Building B, The Shops at Sherman Plaza, New Forest Crossing II, Wickes – Lake Zurich, Spring Town Center III, Lakewood Phase II, Gravois Dillon-Phase III, Inland American Communities, Streets of Cranberry, 14th Street-Birmingham or Legacy Crossing as the properties were completed in 2006 and 2007 and there were no significant operations prior to the Company’s acquisition.

Unaudited combined gross income and direct operating expenses presented from January 1, 2006 through December 31, 2006 is based on information provided by the Seller for the following properties:

Southgate Apartments	The Market at Hilliard	Washington Mutual
Canfield Plaza	Dulles Executive Plaza	Hyde Park Stop N Shop
Shakopee Shopping Center	IDS Center	Lakewood Mall
Ahold Portfolio	Bradley Portfolio	New Quest Portfolio
Lincoln Mall	Lincoln Village	(properties purchased in 2006)
Monadnock Marketplace	Chesapeake Commons	Buckhorn Plaza
Thermo Process Systems	Crossroads at Chesapeake Commons	AT&T – St. Louis
Fabyan Randall	Market at Hamilton	Schneider Electric
State Street Market	The Landings at Clear Lake	C & S Portfolio
Shallotte Commons	AT&T – Cleveland	Citizens Portfolio
Northwest Plaza	Villages of Kitty Hawk	Washington Park Plaza
Gravois Dillon	Middleburg Crossing	Lord Salisbury Center
Forest Plaza	High Ridge Park I & II	Bristol Canyon Apartments
Hilton University of Florida	Atlas Cold Storage	Seven Palms Apartments
Hotel and Convention Center-Gainesville

(D)    The historical information represents the consolidated historical statement of operations of Apple Hospitality Five, Inc. for the year ended December 31, 2006 as filed with the Securities Exchange Commission.

(E)      Represents adjustments to record the merger of Apple Hospitality Five, Inc.

(F)      The historical information represents Winston Hotel’s consolidated historical statement of operations for the year ended December 31, 2006 as filed with the Securities Exchange Commission.

(G)     Represents adjustments to record the merger of Winston Hotels.

(H)    No pro forma adjustment has been made related to the business manager management fee as it is assumed that a greater fee would not have been paid as a result of the purchase of these additional properties.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006
(unaudited)

(I)         Buildings and improvements will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for building and improvements, 15 years for site improvements and 5 years for furniture, fixtures and equipment.  That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

(J)        To reflect depreciation expense for Winston acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$691,618
Less: Non-depreciable real estate assets	(65,637)
Depreciable real estate assets	$625,981

Depreciation expense for twelve months	$32,326
Less: Depreciation recorded by Winston	(22,056)
Depreciation expense adjustment	$10,270

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill.

(K)    The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2006 was calculated assuming all shares sold to purchase each of the properties were issued on January 1, 2006.

(L)      Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.  For the twelve months ended December 31, 2006, pro forma property operating expenses included management fees of $11,827.

(M)    IARETI has ownership interests in LLC’s which own or will own in the future the eight shopping centers in the Ahold Portfolio and Stop N Shop Hyde Park, The Market at Hamilton and Streets of Cranberry.  These entities are considered VIE’s and IARETI is considered the primary beneficiary, therefore, these entities are consolidated.  Since the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLC’s are treated as 100% owned subsidiary by IARETI with the amount due the outside owners reflected as a financing and included within other financings.  Interest expense is recorded on the liability in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements.  For the twelve months ended December 31, 2006, the interest expense included other financing interest expense of $1,069.

(N)    The pro forma adjustments relating to interest expense were based on the following debt terms:

	Principal	Interest	Maturity
	Balance	Rate	Date
Sherman Town Center	38,449	4.9500%	07/01/2014
Spring Town Center	7,629	4.8700%	01/01/2015
Eldridge Lakes Town Center	7,504	4.8800%	12/01/2014
CyFair Town Center	5,673	4.8300%	12/01/2014
Hyde Park Stop N Shop	8,100	5.2450%	02/01/2013
Lakewood Shopping Center	11,715	6.0100%	04/01/2024
Monadnock Marketplace	26,785	4.8800%	03/01/2013
Thermo Process Facility	8,201	5.2400%	03/11/2031
Southgate Apartments	10,725	5.4130%	05/01/2016
Shakopee Center	8,800	5.3000%	07/01/2011

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006
(unaudited)

Ahold Portfolio 1	41,456	5.1400%	08/11/2011
Ahold Portfolio 2	35,497	5.1700%	08/01/2013
Canfield Plaza	7,575	5.2200%	09/01/2013
Fabyan Randall	13,400	5.3750%	11/01/2013
Dulles Executive Plaza	68,750	5.8510%	09/01/2016
IDS	161,000	5.0000%	01/10/2010
Bradley Portfolio (1)	227,430	6.1130%	11/01/2016
Bradley Portfolio (2)	10,500	5.6627%	11/01/2025
Bradley Portfolio (3)	39,534	5.5400%	01/01/2013
Lincoln Mall	33,835	5.0000%	09/01/2013
Buckhorn Plaza	9,025	5.9930%	12/01/2016
The Market at Hilliard	11,220	5.9630%	12/01/2016
State Street Market	10,450	5.6230%	03/11/2012
ProLogis Properties	32,450	5.5200%	06/01/2017
Shallotte Commons	6,078	5.7650%	06/01/2012
Washington Park Plaza	30,600	5.9200%	05/11/2016
Chesapeake Commons	8,900	5.3810%	06/01/2012
Crossroads at Chesapeake	11,200	5.4050%	06/01/2012
Fields Apartment Homes	18,700	5.3229%	06/01/2017
Schneider Electric	11,000	5.7610%	06/01/2012
Six Pines Properties	158,500	5.4100%	06/01/2017
Market at Hamilton	7,893	5.7700%	06/01/2012
Lakeview Technology Center	14,470	4.9000%	02/11/2011
Bridgeside Point	17,325	5.2000%	02/11/2031
Triangle Center	23,600	4.8300%	03/01/2011
Lincoln Village	22,035	5.3210%	12/01/2016
Washington Mutual	20,115	5.9430%	12/01/2016
AT&T-St. Louis	112,695	5.3430%	01/01/2037
C&S Portfolio	82,500	5.4800%	04/01/2037
Gravois Dillon	12,630	5.4950%	07/01/2017
Worldgate Plaza	59,950	5.2700%	07/01/2017
Northwest Marketplace	19,965	5.5570%	07/01/2017
Pavilions at Hartman Heritage	23,450	5.5950%	07/01/2017
Waterford Place at Shadow Creek Ranch Apartments	16,500	5.5100%	07/11/2017
Penn Park	31,000	5.8800%	01/05/2007
Forest Plaza	8,700	5.6200%	05/01/2015
Villages of Kitty Hawk	11,550	5.6860%	09/01/2017
AT&T - Cleveland	29,242	6.1300%	08/11/2037
Lord Salisbury Center	12,600	5.4460%	09/01/2017

(O)                 No pro forma adjustment has been made to interest income for the notes receivable additions.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006
(unaudited)

(P)      To reflect depreciation expense for Apple acquisition using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$616,035
Less: Non-depreciable real estate assets	(92,405)
Depreciable real estate assets	$523,630

Depreciation expense for twelve months	$24,436
Less: Depreciation recorded by Apple	(12,856)
Depreciation expense adjustment	$11,580

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon estimates.  To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill.

(Q)                 Pro forma adjustments represent operations and the reduction in Apple’s advisory fee for the property sold subsequent to June 30, 2007.